Offerings - Offering: 1	Mar. 24, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 10,234,160.68
Fee Rate	0.01381%
Amount of Registration Fee	$ 1,413.34
Offering Note	The transaction valuation is calculated as the aggregate maximum purchase price for common shares of beneficial interest, par value $0.01 (the "Shares"), of PGIM Private Credit Fund (the "Fund"). This amount is based upon the offer to purchase up to 411,501 Shares and the net asset value per Class I Share, Class S Share, and Class D Share as of March 31, 2026. The amount of filing fee is calculated at $138.10 per $1,000,000.00 of the transaction valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 2 for fiscal year 2025.